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                                                                   EXHIBIT 23.5

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated August 27, 1997 with respect to the combined financial statements of The Success Companies included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-38187) and related Prospectus of Vistana, Inc. for the registration of 2,000,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Miami, Florida

November 19, 1997